Intangible Assets, Net and Goodwill	12 Months Ended
Dec. 31, 2023
Intangible Assets, Net and Goodwill [Abstract]
INTANGIBLE ASSETS, NET AND GOODWILL

NOTE 5 - INTANGIBLE ASSETS, NET AND GOODWILL

	As of December 31,
	2023	2022
Carrying amount:
Trade names	$201	$201
Internal-use software	233	-
	$434	$201
Accumulated amortization:
Trade names	$154	$134
	154	134

Intangible assets, net	$280	$67

During the years ended December 31, 2023, 2022 and 2021, amortization expenses were $20, $20 and $177, respectively.

As of December 31, 2023, the estimated future amortization expense of intangible assets is as follows:

2024	$97
2025	97
2026	86
$280

As of December 31, 2022, the Company performed an annual impairment analysis with respect to goodwill and due to continued losses, an impairment analysis was performed also with respect to the remaining balance of intangible assets. The analysis was based on valuation performed by management using the assistance of third-party appraiser by using the income approach. The significant assumptions used for the assessment were a discount rate of 25.3% and long-term growth rate of 3%. The measurement was classified at level 3 in the fair value hierarchy.

As of December 31, 2023, the annual impairment analysis was performed internally by the Company’s management by comparing the fair value market of the Company, which its operation represents a single reporting unit, to the carrying amount of the net assets allocated to the reporting unit.